March 12, 2013 2013 Financial Community Briefing ©2013 DISCOVER FINANCIAL SERVICES Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
Company financial data presented herein is based on a calendar year. As previously reported, the Company changed its fiscal year end from November 30 to December 31 of each year, effective beginning with the 2013 fiscal year. For more information, see the Company's Current Report on Form 8-K dated March 5, 2013, which includes the Company's financial results on a calendar-year basis for each quarter in 2012 and 2011, as well as the twelve months ended
December 31, 2012, 2011 and 2010.
The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company's website at www.discoverfinancial.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition,"
"Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and
Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30, 2012, which is on file with the SEC.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover®, PULSE®, Cashback Bonus®, Discover Cashback
Checking    , Discover it    , Discover® Network and Diners Club International®. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.
SM
TM

Agenda
Discover’s strategy David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER
Achievements and strategic priorities Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Leveraging risk management capabilities Jim Panzarino
EVP & CHIEF CREDIT RISK OFFICER
Driving strong returns and taking share Harit Talwar
EVP, PRESIDENT - U.S. CARDS
Expanding direct banking products Carlos Minetti
EVP, PRESIDENT - CONSUMER BANKING & OPERATIONS
Realizing network potential Diane Offereins
EVP, PRESIDENT - PAYMENT SERVICES
Financial performance and effective
capital deployment
Mark Graf
EVP & CHIEF FINANCIAL OFFICER
Closing remarks and Q&A David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER

2013 Financial Community Briefing David Nelms Chairman & Chief Executive Officer

Positioned for success as the leading direct bank and
payments partner
• Driving superior returns
• Gaining card market share through a new flagship product, cash rewards and customer experience
• Leveraging risk management capabilities across asset classes
• Growing student and personal loans while introducing new direct banking products
• Partnering in payments to drive volume and profits
• Creating shareholder value through effective capital management

Discover’s Strategic Objective:
Be the leading direct bank and payments partner
Brand
Customer
Service
Risk
Management
Unique Assets
and
Capabilities
Rewards
Flexible
Payment
Networks
Loyal
Customer
Base

Preferred Banking Channel
Source American Bankers Association Survey 2012
2 Yr Avg. Efficiency Ratio
(1)
Source SNL, Regulatory Reports 1/1/11 – 12/31/12
Efficient and effective strategy
Branch
Preference
Large Bank Avg.
(2)
Note(s)
1. Non-interest expense divided by total revenue (net interest income and noninterest income)
2. Bank holding companies participating in the 2013 Comprehensive Capital Analysis and
Review (CCAR) and Capital Plan Review (CapPR), excludes Discover
2008:  34%
2012:  18%
Internet
39%
Phone /
Mobile
15%
Mail
8%
ATM
12%
Branch
18%
NA
8%
87%
73%
70%
66%
55%
38%
BofA
Amex
Citi
JPMorgan
CapOne
Discover

Walmart
amazon.com
macy's
AA
Chevron
Jamba Juice

Elavon
Moneris Solutions
global payments
barclaycard
WorldPay
vantiv

JCB
UnionPay 银联
RuPay
DinaCard
EVERTEC
BCcard
PayPal

GE Money
Standard Bank
citi
First National Bank Omaha
CADENCE BANK
Santander

PayPal
isis
Google wallet

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8 Flexible payments partner Merchants Acquirers Issuers Mobile Wallets Networks

2 Yr. Avg. ROE
Source SNL, regulatory reports 1/1/11 - 12/31/12
Model drives superior performance in banking industry
Note(s)
1. Bank holding companies participating in the 2013 Comprehensive Capital Analysis and Review (CCAR) and Capital Plan Review (CapPR), excludes Discover
(1)
Discover Model
• Leverage card-built position and
capabilities in direct marketing, risk
management and service
• Exploit higher growth and higher
return direct business mix
• Alternative payments strategy and
flexibility provide opportunities
Target
15%+
28%
7%
DFS
Large Banks

2013 Financial Community Briefing Roger Hochschild President & Chief Operating Officer

Delivered outstanding performance in calendar year 2012
• Delivered record profits
– $2.4 billion net income with strong ROE of 26%
• Drove record network sales volume
– $307 billion volume with growth of 9% YOY
• Delivered industry leading card loan growth
– 5% growth YOY in ending receivables
• Achieved all-time low total net charge-off rate of 2.24%
– 149bps decrease in net charge-off rate YOY
• Continued success in student lending
– Approximately $1 billion in originations
• Launched the Discover Home Loans product
– Originated more than $2 billion in mortgages in first six months
• Focused on capital, liquidity and funding
– Returned $1.4 billion to shareholders

2.1%
2.6%
3.5%
3.9%
4.4%
4.9%
AXP DFS COF JPM C BAC
DFS
5% AXP
4%
COF
0%
JPM
-3%
C
-6%
BAC
-7%
Outperforming peers in card loan growth and credit
Note(s)
2012 Net Charge-Off Rate
(1)
2012 Loan Growth (YOY)
(1,2)
Source Public company data, calendar year
1. Reflects card receivables growth and net charge-off rate for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card ), Citi (Citi-branded Cards
N.A.) and JPMorgan Chase (Card Services excluding Commercial Card)
2.
Capital One 2012 loan growth excludes HSBC acquisition and is based on management commentary

• Grow Discover card loans share while maintaining leading credit performance
• Expand direct consumer banking
• Grow global network volume and acceptance
• Optimize funding, cost structure and capital position
• Enhance operating model
2013 Priorities

• Launch new flagship product in card - Discover it
• Expand mortgage platform with home equity
• Enhance operations and implement new core banking platform
• Implement PayPal, and other non-traditional partners
• Expand PULSE network to all debit transactions
• Diversify funding sources through direct checking
2013 Strategic Initiatives

2013 Financial Community Briefing Jim Panzarino EVP, Chief Credit Risk Officer

Delivering strong credit performance across products
• Continued investments in data, analytics and operations
• Disciplined growth through innovative credit assessment and management
• Leveraging card risk management capabilities to support growth in other lending products

Underwriting
Portfolio
Management
Data and
Analytics
Organizational structure enables consistent performance
• Data and analytics deepen
customer insights
• Operational integration embeds
risk intelligence in customer
engagements
• Structure allows for faster
execution ensuring industry
leading performance
Risk
Management
Strategy
New
Accounts
Cardmember
Assistance
Authorization
Operations

Sustained superior credit performance
• Disciplined new bookings
• Profitability based line assignments
• Proactive and targeted portfolio
management
• Innovative use of credit and
behavioral data in decision making
• Stronger customer influence through
in-house collection activities
Card Net Charge-off Rate
Source Public company data, calendar year
Note(s)
1. Includes American Express (U.S. Card), Bank of America (U.S. Card), Capital One
(U.S. Card ), Citi (Citi-branded Cards N.A.) and JPMorgan Chase (Card Services excluding Commercial Card)
(1)
0%
2%
4%
6%
8%
10%
12%
Discover Peer Group
4Q08 4Q09 4Q10 4Q11
4Q12

19 $1.8 $0.9 2010 2012 $46.8 $51.1 2010 2012 49% Growing card receivables while managing risk Receivables ($Bn) 30+ Delinquencies ($Bn) Source Discover, calendar year end data 9%

76%
83%
2010 2012
Continued improvement in cards risk profile
Receivables (FICO > 660)
Source Discover, calendar year end data weighted by balance
Loans with Tenure > 5 Yrs
(1)
Note(s)
1. Based on loan balances from accounts opened more than five years ago
71%
75%
2010 2012

Student loan industry
Source
Federal Loans
Total Balances ($Tn)
Federal Loans
90+ Delinquency Rate
Student loan growth driven by Federal loans, which show a 27% increase in delinquencies

“An Evaluation of Dynamics in The Student Loan Market”, 2013 TransUnion report

2.8%
1.1%
Sallie Mae Discover
Discover Student Loans:
Industry leading underwriting approach
Underwriting approach 2012 Net Charge-off Rates
Source Public company data, calendar year
Note(s)
1. Defined as net losses to average receivables for the private education loan portfolio
2. Defined as net losses to average managed contractual receivables which is a non-
GAAP measure for DFS; see appendix for reconciliation
• High cosigner rate
• High origination FICO
• Focus on 4 year and graduate not-
for-profit schools
• School certification for all
borrowers and direct disbursement
of funds to schools
(1) (2)

23 1.0% 0.5% 2010 2012 $1.9 $3.3 2010 2012 Discover Personal Loans: Growing receivables while managing risk Receivables ($Bn) 60+ Delinquency Rate 72% 52% Source Discover, calendar year end data

Today we shared…
Our credit performance across all products continues to be
better than the peer group
We maintain a high credit quality portfolio across all
product types
We increased our receivables by $9 billion across products in two years
Our organizational structure and investments in data
and analytics should continue to produce industry
leading performance
Sustained
Performance
Investment in
Capabilities
Portfolio
Growth
Portfolio
Quality

25 0% 1% 2% 3% 4% 5% 6% Feb-08 Feb-09 Feb-10 Feb-11 Feb-12 Feb-13 Where is credit headed? Source Discover, monthly data Card 30+ Delinquency Rate

2013 Financial Community Briefing Harit Talwar EVP, President - U. S. Card

Robust growth, attractive returns and strengthening
competitive advantage
• Strong momentum in card business in 2012:
– 5.2% YOY growth in loans and 81bps increase in market share
(1)
– 10% YOY increase in new accounts
– 150bps YOY increase in wallet share with existing customers
(2)
• Strategic focus on leveraging our competitive advantages through:
– Launch of new flagship product - Discover it
– Enhancing rewards leadership including leveraging proprietary network
– Superior customer experience across online, mobile, and phone interactions
Note(s)
1. Includes weighted average card loans growth for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excluding installment loans & HSBC),
Citi (Citi-branded Cards N.A.), and JPMorgan Chase (Card Services)
2.
Internal and bureau data as of December 2012

81bps
78bps
29bps
-25bps
-54bps
-110bps
DFS AXP COF JPM C BAC
Gaining market share in card loans
2012 Card Loan Market Share Growth (YOY)
(1)
Note(s)
Source Public company data, calendar year
Market share change based upon total loans for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excluding installment loans & HSBC), Citi
(Citi-branded Cards N.A.), and JPMorgan Chase (Card Services)
1.

Note(s)
1. Credit card ending loans mix by APR (%); pre-CARD Act is an average of 2006-2008 inclusive
Prudent management of loan mix
23%
16%
18%
52% 67%
67%
25%
17%
15%
Pre-CARD Act CY2011 CY2012
Promotional Standard Cash and Other
Card Loan Mix (%)
(1)

More profitable than peer group
Note(s)
1. Pre-tax income adjusted for loan loss reserve changes divided by average card receivables, which is a non-GAAP measure; see appendix for Discover GAAP reconciliation
2. Includes American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excluding estimated HSBC one-time adjustments), Citi (Citi-branded Cards N.A.
based on segment tax rate), and JPMorgan Chase (Card Services)
5.9%
5.6%
4.8%
4.0%
3.2%
2.4%
DFS AXP COF BAC JPM C
Source Public company data, calendar year
2012 Pre-Tax Card ROA
(1,2)
(excl. change in loan loss reserves)

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31 • New flagship product • National rollout in response to strong pilot performance • Transforms traditional card industry model Discover it – accelerating customer acquisition

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Note(s)
–
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Comparison based on information obtained on issuers' websites or from customer service representatives as of November 2012.  For full version of
www.discover.com

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• New online application process
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34 Emphasizing value proposition beyond price Note(s) – Creatives highlight key features only for illustrative purposes

35 Integrated go-to-market strategy

Wallet Share of Loans
(1)
• Increase in wallet share with
existing customers significant
driver of loan growth
• Competitive advantage in rewards
and customer experience driving
this growth
Increasing wallet share with existing customers
Note(s)
1. Wallet Share is the amount of customer loans with Discover vs. other cards in wallet as of December of each year; share based upon credit bureau data and internal modeling
2010 2011 2012
300bps+

45%
25%
21%
15%
12%
10%
DFS JPM AXP BAC COF C
• Cash rewards on all purchases
with no caps, plus special earn
and redeem choices
• Robust platform for partner
programs
• Superior customer experience
• Continuous innovation
The largest cash rewards program
Cash Rewards
Household Penetration
Source TNS 2012 Consumer Card Strategies Research Program

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• Successfully evolved Cashback
Bonus as a currency at point-of-
purchase
• Double digit increase in
Discover Card registrations and
sales at Amazon
• Multiple programs including
exclusive card partner for Kindle
Fire launch
New program with Amazon resonating strongly with customers

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Leveraging emerging technologies and partnerships
Discover rewards in
popular wallets
(e.g., Apple Passbook)
Multiple offers in
Discover Extras
Discover shopping mall on mobile
200+ partners
Redeeming rewards at POS
50+ partners
Note(s)
Registered trademarks are the property of respective owners

12:45
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Recent Account Activity
View Transactions by Activity Period:
Last 12 Months
To narrow list, search transactions
Transactions
09/04/2012 $46.40
SHELL #0114 Q35 ROUND LAKE BEIL
09/04/2012 $173.67
WAL-MART SC - #1228 ROUND LAKE BEIL
09/06/2012 $19.93
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• Leverage 300%+ increase in
mobile adoption
(1)
• Continuous transformation of
customer experience
• Enhanced eCommerce platforms
to increase customer acquisition
and card usage
Online / mobile critical to growth
Empowering Customers
Note(s)
1. December 2010 to December 2012 internal data, unique cardmembers logging in to mobile site

842
837
800
786
775
772
AXP DFS JPM COF C BAC
• Approximately 20% increase in
customer interactions
• Approximately 50% reduction in
cost per customer interaction
(1)
• 80% of customer contacts are
online
Empowering customers and reducing costs
Note(s)
1. Interactions / contacts with Discover cardmembers as measured year-over-year; cost per customer interaction as measured from 2007 to 2012
2. The Customer Interaction Index is a composite of five weighted factors, including: Website Interaction, Customer Service Representative Interaction, Assisted Online Interaction,
Automated Phone System Interaction, and Mobile Phone Interaction
JD Power
Customer Interaction Index
(2)
Source J.D. Power and Associates 2013 Credit Card Satisfaction Study
SM

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• 67% of new accounts online
• Accounts active online
contribute 80%+ of sales / loans
eCommerce platforms driving card acquisition and usage
Note(s)
New accounts represent online activated accounts

Robust growth, attractive returns and strengthening
competitive advantage
• Strong momentum in card business in 2012:
– 5.2% YOY growth in loans and 81bps increase in market share
(1)
– 10% YOY increase in new accounts
– 150bps YOY increase in wallet share with existing customers
(2)
• Strategic focus on leveraging our competitive advantages through:
– Launch of new flagship product - Discover it
– Enhancing rewards leadership including leveraging proprietary network
– Superior customer experience across online, mobile, and phone interactions
• Annual loan growth target of 2-5%
• Large, loyal customer base creating further growth opportunities
Note(s)
1. Includes weighted average card loans growth for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excluding installment loans & HSBC), Citi
(Citi-branded Cards N.A.), and JPMorgan Chase (Card Services)
2.    Internal and bureau data as of December 2012

2013 Financial Community Briefing Carlos Minetti EVP, President – Consumer Banking & Operations

Expansion to a diversified direct bank model driven by
long-term strategic objectives
• Develop additional sources of sustainable growth
• Provide asset class and earnings diversification
• Grow core funding source and lower overall cost of funds
• Pursue opportunities that align with “direct-to-consumer” distribution model
• Leverage proven Discover strengths / competitive advantage

Leveraging strengths and capitalizing on changing market
conditions to launch new businesses
• Financial crisis created market
disruption and forced many firms
to pull back
• Changing consumer attitudes
towards debt
• Evolving regulatory climate
• Growing acceptance of online
banking
• Emergence of mobile technology
• Discover brand
• Loyal customer base
• Customer service and online
experience
• Risk management and analytics
• Product development and direct
marketing
Marketplace
Strengths

L M H
Consumer Banking Landscape
Pursued disciplined execution around categories with
sizeable opportunity and best fit to direct model
Credit Card
Point of Sale Installment
Private Label
Credit Card
Specialty Loans
Auto Lending
1 Mortgage
(Indirect)
Source Moody’s, SNL, TransUnion, Discover analysis
Personal Loans
Student Loans
Certificates of Deposit
1 Mortgage
(Direct)
Savings
Home Equity
(1)
Checking
Note(s)
1. Home equity product launch to be determined

Strategic Fit
st
st

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Banking
Checking
Savings
Retirement
Loans
Home Loans
Student Loans
Personal Loans

Made remarkable progress and new businesses increasingly
contributing to the bottom line
• $12Bn in receivables
(1)
• 18% of receivables
• 10% of Direct Banking NI
• $28Bn of direct deposits
• 47% of funding
• 600K customers
Note(s)
1. Includes contractual student loan receivables, a non-GAAP measure; see appendix for reconciliation

Cover up to 100%
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49 Discover Student Loans

$0.4
$0.6
$1.0
$2.1
$3.1
$3.7
$5.7
$5.0
2008 2009 2010 2011 2012
Organic Purchased Portfolios
$4.7
$7.8
$8.1
Generated substantial organic loan growth and integrated
acquired portfolios
Note(s)
1. Contractual receivables is a non-GAAP measure; amounts represent year-end balances, see appendix for reconciliation
2. Includes CitiAssist originated loans for 2011 and 2012
Student Loan Receivables ($Bn)
(1)
2012 Accomplishments
(2)
Launched health professions, law and
MBA loans
Implemented fixed rate loan
Expanded placement on schools’ lists
Migrated acquired customers to the
Discover brand
Increased operational scale and in-
sourced servicing for 400K CitiAssist
accounts
Launched new collections platform
Implemented new risk model and
enhanced underwriting process
Expanded product breadth and market
presence
Enhanced operating efficiency

Tuition. Housing. Books.
Covered.
See Student Loans

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Increase volume of Discover-branded originations and
manage losses as more loans enter repayment
Accelerate Discover-branded growth
• Expand product offerings, including Bar,
Residency and Consolidation loans
• Implement enhanced marketing strategy
• Capture increased share of repeat
borrowing
Maintain strong portfolio economics
• Optimize marketing channel mix to
reduce acquisition costs
• Increase pre-repayment education for
borrowers and cosigners
• Offer more repayment options to assist
customers
• Enhance self-service functionality
2013 Priorities

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52 Discover Personal Loans

Delivered robust receivables growth from high
quality consumers
$1.1
$1.4
$1.9
$2.7
$3.3
2008 2009 2010 2011 2012
Improved customer acquisition
• Introduced new risk models for broad
• Developed new direct mail targeting
• Improved application conversion rates
Enhanced customer contact strategy
• Launched public website
• Streamlined online application process
• Introduced electronic delivery of
Source Discover, calendar year
Personal Loan Receivables ($Bn) 2012 Accomplishments
market
models
documents

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Instead of juggling and worrying, you could have just **one bill to budget every month** and an exact date for when your loan will be totally paid off.

Scrap the fees

There are no application fees, no annual fees, **no fees or penalties whatsoever** providing you pay on time!

Wipe out worries

And it's true. Your Discover Personal Loan even has a **30-day guarantee**. If you are not satisfied for any reason, simply return the funds within 30 days.

Happy Shredding!

Invitation # 999999999999-M-1VH-02-CAEX

Offer expires: November 15, 2012

DISCOVER | PERSONAL LOANS

Ongoing refinement of business model to sustain growth
trends and profitability
Improve targeting of prospects
• Expand qualified universe
• Enhance underwriter training and tools
• Deploy next generation of risk models
Enhance effectiveness of
communications
• Customize marketing messaging
• Expand usage of phone and e-mail
Increase customer lifetime value
• Launch strategy for customers with
• Introduce multi-dimensional pricing
• Cross-sell other Discover products
2013 Priorities
channels
recurring needs

Buy or refinance with a name you can trust.
Move ahead with confidence when you choose Discover.
Get Started
Or call 1-888-866-1212
DISCOVER

55 Discover Home Loans

Successfully completed acquisition and established strong
market presence
Executed seamless transition
• Operating in 48 states and DC
• Integrated risk management
Built marketing capabilities
• Multi-channel brand awareness
• Online and direct marketing infrastructure
Developed customer-centric experience
• Dedicated mortgage banker
• Simple application process with online
• Service guarantee and reward programs
Source Discover, calendar year
Funded Loan Volume ($MM) 2012 Accomplishments
DFS Branded
Lead Aggregator
$309
$614
$762
$642
3Q12 4Q12
$1,071
$1,256
campaigns
status tracking

Cashback Bonus is in the house!
Enjoy great low rates plus earn 5% Cashback Bonus on your appraisal deposit.
Get a Quote
DISCOVER | HOME LOANS
NMLS ID #837915

DISCOVER

Enhance operating model to capture additional customers
and achieve cost efficiencies
Broaden market presence
• Launch VA & Jumbo products
• Enhance distribution capability to target
• Establish partnerships to source leads
Expand marketing capabilities
• Improve customer targeting and
• Enhance online tools and content
• Implement broad market strategy
Drive operational efficiencies
• Gain funding and operational efficiencies
• Make strategic infrastructure investments
• Improve secondary market execution
2013 Priorities
purchase market
conversion

Call a Personal Home Equity Loan Advisor at 1-888-866-1212.
Get Started
reinvent
Turn "home sweet home" into "home dream home"
Learn How
Consolidate Your Debt
Improve Your Home
Make a Large Purchase

DISCOVER

58 Discover Home Equity Loans

$126
$61
$53
$54
$61
2008 2009 2010 2011 2012E
HE Installment Loan HE Line of Credit
Housing market recovery provides Home Equity opportunity
Large market experiencing recovery
• Early signs of recovery observed in 2012
• Equity in homes being replenished as
home values increase
Credit risk is manageable
• Initial underwriting grounded on
unsecured lending expertise
• Loss rates on new originations have
returned to pre-crisis levels of 1%
Discover customers targeted for initial
launch
• Approximately 80% of Discover
customers are home owners
• Sizeable percentage could benefit from
home equity offering
Source Moody’s Economy.com
Home Equity
Industry Originations ($Bn) Opportunities

Personal Loans Strengths
Home Loans Strengths
Home Equity leverages the strengths of both Home Loans
and Personal Loans
• Prospect targeting and direct
marketing
• Credit modeling and analytics
• Judgmental underwriting
• Real estate loan sales
• Loan processing and
documentation
• Online customer experience
• Secured, closed-end, fixed-rate product
• Consolidate loans to lower interest rates and pay down debt
• Loan balances between $25K and $100K
• Direct marketing supported by online presence
Home Equity Positioning

Pay the way you want with our
Cashback Checking account.
For every debit card swiped, check written, and online bill
paid you get rewarded with Cashback Bonus.
Open Today

DISCOVER

61 Direct-to-Consumer Deposits

Note(s)
Strengthened economic attributes of the portfolio and
broadened value proposition
Improved portfolio economics
• De-emphasized rate positioning
• Focused acquisitions on cross-sell and
• Improved CD renewal and portfolio
Enhanced customer experience
• Upgraded mobile and tablet capabilities
• Launched mobile bill payment and
• Added “click to chat” to 24X7 customer
Direct-to-Consumer
Deposits ($Bn) 2012 Accomplishments
Source Discover, calendar year
$7
$13
$21
$27
$28
2008 2009 2010 2011 2012
affinity
retention rates
service
remote deposit capture
(1)
1.
AAA Affinity deposits are included as consumer deposits, but are classified as brokered deposits in FDIC call reports

DISCOVER
Welcome, Mr. Webb
J.L. WEBB
123 YOUR STREET
YOUR CITY, STATE 09009
PAY TO
THE ORDER OF
DISCOVER
MEMO
DISCOVER
CASHBACK
CHECKING
6011 0000 0000 0000
00/00
J L WEBB
Debit

DISCOVER

• Achieves cost of funds benefit in a
rising rate environment
• Deepens customer relationships
given transactional nature of product
• Delivers richer product features and
better value given lower direct
banking cost structure
• Leverages Discover and PULSE
networks
Establish core banking presence and lower cost of funds
with launch of checking product
Strategic Rationale

• Almost 50% of consumers who switch
banks do so because of new or
higher fees
(1)
• Majority of households maintain more
than one checking account
(2)
• More than 60% of those aged 18-34
prefer to bank via the internet or via
mobile phone
(1)
• Cash rewards program seen as
compelling for Discover customers
(3)
Note(s)
1. Mintel Retail Banking Report, Oct 2012. Internet users aged 18+ who have a bank account and switched banks in the last three years
2. Discover transaction account online survey (Feb 2011)
3. Discover sponsored research
4. Consumer must have Discover credit card to earn Cashback Bonus
Discover Cashback Checking fulfills unmet consumer needs
No monthly service fees
No minimum balance
Earn Cashback Bonus on
Debit
Card
Online
Bill Pay
Checks
Customer Insights Value Proposition
everyday transactions:
(4)

DISCOVER			
	✓	✗	✗	✗
	✓	✗	✗	✗
	✓	✗	✗	✗
	✓	✓	✓	✗
	✓	✓	✓	✓
	✓	✗	✗	✗
	✓	✗	✗	✗
	✓	✓	✗	✓
	✓	✗	✗	✓
	✗	✓	✓	✓

Lower cost structure enables Discover to offer feature-rich
Cashback Checking
Note(s)
Chase
Bank of America Wells Fargo
Total Checking eBanking Value Checking
No Monthly Fee
(No Balance/Activity Requirements)
Access to Over 60,000
No Fee ATMs
Rewards on Purchases, Checks and
Online Bill Pay transactions
Free Online Bill Pay
Free Money Transfers
(Inbound / Outbound)
Free Check Reorders
Free Official Bank Check
Free Replacement Debit Card
Expedited Delivery for your
Replacement Debit Card
Branches
Banks may waive fees if other conditions are met
Competitors’ fees and features are quoted for accounts opened in Illinois as of 2/18/13.  Fees obtained from company account agreements, fee schedules, online chat and calls to customer service centers.
Access to over 60,000 ATMs for Discover Cashback Checking customers based on planned network coverage
Cashback
Checking

Back
DISCOVER
Log Out
Deposit Check
1 Select Account
2 Enter Amount
3 Capture Image
Discover Online Checking ****123-4
Deposit Amount
$ 0.00
Cancel
Continue
Provide Feedback
©2012 Discover Bank, Member FDIC
View Accounts
Transfer Money
Deposit Check
Pay Bills
More
Cancel
Retake
Continue
Back
DISCOVER
Log Out
Confirm and Authorize
Account
Edit
Discover Online Checking ****123-4
Amount
Edit
$201.83
Capture
View | Retake
View | Retake
Cancel
Deposit
View Accounts
Transfer Money
Deposit Check
Pay Bills
More

66 Smart phone imaging capability enables remote check deposits Enter Deposit Amount Capture Image Confirm and Authorize

Map
Satellite
Midtown
W 59th St
W 57th St
8th Ave
Broadway
The Pond
5th Ave
E 66th St
Park Ave St
3rd Ave
2nd Ave
E 71st St
E 60th St
E 59th St
Lenox Hill
1st Avenue
York Ave
FDR Drive
E 57th St
Park Ave
Madison Ave
Sutton Place
Midtown
Map data ©2013 Google · Terms of Use
Report a map error

DISCOVER
Back
Log Out
723 5th Avenue, New York
Address is approximate
© 2013 Google · Terms of Use
Report a problem

DISCOVER

67 No-fee access to cash through extensive ATM network

Let's get started.
Discover® Cashback Checking
J.L. WEBB
123 YOUR STREET
DISCOVER
Welcome, Mr. Webb
DISCOVER
CASHBACK CHECKING
6011 0000 0000 0000
00/00
J L WEBB
Debit

DISCOVER

68 Direct Cashback Checking will add a significant new product into our overall direct banking offering

DISCOVER
HOME EQUITY
CHECKING
STUDENT LOANS
HOME LOANS
SAVINGS
PERSONAL LOANS
CARD

DISCOVER

69 Continue to execute against strategic roadmap to deliver superior shareholder value

2013 Financial Community Briefing Diane Offereins EVP, President – Payment Services

Achieving our vision through investments in acceptance
and network capabilities
• Strategic payment network alternative for emerging partners and technologies
• Broadening payment network capabilities
• Driving volume with issuer partners
• Continuing to expand domestic and international merchant acceptance

DISCOVER pulse

JCB UnionPay 银联

DISCOVER Diners Club INTERNATIONAL pulse

JCB UnionPay 银联 DinaCard RuPay BCcard

ATH A Toda Hora EUFISERV Interswitch

DISCOVER

Payments – delivering on our strategy
2007 2012
• $186Bn volume
• $37MM PBT
• 265,000+ ATMs
• 7MM+ acceptance locations
• Settled in 1 currency
• Operated in 34
countries/territories
• $307Bn volume
• $178MM PBT
• 900,000+ ATMs
• 21MM+ acceptance locations
• Settle in 27 currencies
• Operates in 185
countries/territories
Owned
Network
Alliances
Note(s)
Fiscal year ending figures for 2007 and calendar year data for 2012

Diners Club
INTERNATIONAL
pulse
DISCOVER
DISCOVER

DISCOVER

95
91
96
104
109
6
6
7
8
9
107
109
121
141
161
15
26
27
29
28
$223
$232
$251
$282
$307
2008 2009 2010 2011 2012
$191
$244
$271
$303
$344
$87
$109
$143
$171
$178
2008 2009 2010 2011 2012
Revenue Profit Before Tax
Strong increase in volume and revenue
Volume Growth ($Bn)
2008 – 2012 CAGR:
16% Revenue
20% PBT
2008 – 2012
CAGR: 8%
Network
Partners
Proprietary
Source Discover, calendar year
Payment Services
Revenue & Profit Before Tax ($MM)

Neiman Marcus
Boden
c spire wireless
McAfee An Intel Company
University of Miami
Boise State University

DISCOVER

2008 2009 2010 2011 2012
Active Merchant Outlets
(1)
U.S. acceptance drives revenue growth
Areas of focus
• High Impact Merchant Program
• Direct Mail and Site Visits
• Promotional Pricing
2008 – 2012
CAGR: 6%
2012 High Impact Merchant Marketing Wins
Note(s)
1. Merchants active in last 30 days
– Over 50K outlets activated,
$1.5Bn in volume since 2009
– Over 1MM contacts in 2012
through direct mail and in-person
visits
– 2013 initiative further driving small
merchant engagement

$107
$109
$121
$141
$161
2008 2009 2010 2011 2012
PULSE Volume ($Bn)
PULSE:
Strong performance in a highly competitive environment
Debit Industry Mix
Source 2012 Debit Issuer Study, commissioned by PULSE
PIN Signature
Source Discover, calendar year
67%
33%

Cadence Bank
Expanding network to all debit transactions
Other Responses
• Launch support of PINless POS
transactions under $50 in 2Q13
• Pilot routing option to open signature
debit transactions to PULSE in 3Q13
• Optimize product and pricing
strategies to diversify revenue and
support technology innovations
• Discover signature debit agreement
with Cadence Bank
• Growing pipeline of Discover debit
opportunities

Diners Club INTERNATIONAL
HDFC BANK
We understand your world

Diners Club INTERNATIONAL

ICBC 中国工商银行
UnionPay 银联
8888 8888 8888 8888
MU DAN KA
Diners Club INTERNATIONAL

HDFC BANK

RUSSIAN STANDARD BANK

ICBC 中国工商银行
INDUSTRIAL AND COMMERCIAL BANK OF CHINA

DISCOVER

Investing in Diners franchise partnerships
New partnerships with the largest credit issuers in:
• Diners Club International
issuing program launched
in September 2012
• Diners Club International
issuing program
launched in July 2012
• On track to become the
second franchise issuer
of Discover Card in 2013
India
Russia
China
• Diners Club International
issuing program will
launch in 2013

Use your Discover® card for savings, rewards and more in the United Kingdom
For purchases:
• Pay no foreign transaction fees
• Earn 2% Cashback Bonus* on every purchase* –Call (1-800-317-9974) to sign up
• Get a $0 Fraud Liability Guarantee
For cash from June 2, 2012 through August 31, 2012:
• Pay no cash advance fees*
• Receive your standard purchase APR on cash advances until they are paid in full*
• Pay no interest on qualifying cash advances if you pay your entire balance by your payment due date each month*

Strong global acceptance growth in 2012
Note(s)
– The map denotes countries or territories with transactional activity in the last year (bright orange)
– Outlet growth percentages based on year-over-year internal reporting
– Merchant locations based on Retail Banking Research
Asia Pacific
3%
North America
6%
EMEA
22%
Latin America
23%
• Over 21MM merchant
locations globally
• Over 900,000 ATMs in 116
countries
• Over 1.2MM net new outlets
outside the U.S.

UnionPay
银联
EUFISERV
DinaCard
JCB
ATH
A Toda Hora
BCcard
RuPay
Interswitch

DISCOVER

79 Network alliance update

Investing in network capabilities
EMV / Chip Mobile / Emerging
• Real-time “receipts”, alerts, and
offers delivered seamlessly from
moment of payment to cardmember
device
• Advanced authentication and
security for mCommerce and
eCommerce payments
• Linkage from mobile devices to
cloud-based mobile wallets
• Rules and guidelines for mobile
wallet providers to allow network-to-
issuer data flow
• Deploying Discover D-PAS
domestically & internationally across
our networks
• Discover uniquely licenses its D-PAS
specification to networks lacking an
EMV specification of their own

Leveraging infrastructure for unique emerging
payments solutions
Leverage data
from robust
merchant
registration
Offer delivery and
enhanced customer
servicing
Custom virtual
networks
Expand billing and
settlement beyond
traditional purchase
transaction
Any-to-any
value exchange
Fee and revenue
share collection

DISCOVER
MasterCard
Diners Club
INTERNATIONAL
VISA
PayPal
JCB
UnionPay
银联
AMERICAN
EXPRESS

DISCOVER

PayPal partnering with Discover to reach the physical POS
What is the opportunity?
What does PayPal bring?
•
PayPal has 50MM+ active domestic account holders
•
PayPal’s net Total Payment Volume for 2012, the total
value of transactions, was $145Bn
•
Transactions are governed by PayPal operating regulations
and program rules
What does Discover bring?
•
Discover serves as a 3   Party service provider to PayPal
•
Contacted qualified merchants in the DFS retained portfolio
•
DFS acquiring partners have been contacted to secure
acceptance of PayPal at their merchants
•
Program on-track to launch Spring 2013
•
Leverages Discover’s 9MM+ domestic merchant footprint
•
Acquirer pricing set by PayPal
•
Acceptance of PayPal is seamless to participating merchants
rd

facebook
TED ZAGAT
6011 0000 0000 0000
09/15
DISCOVER

Verizon 3G 2:21 PM
Current Balances for Card ***1234
Sephora $100.00
Target $75.00
Olive Garden $50.00
Jamba Juice $8.25
Support
Report Lost or Stolen Card
Help Center
Verizon 3G 2:21 PM
Current Balance
Jamba Juice $8.25
Transaction History
Purchase 1/31/13 - $12.62
Gift from Ben Lewis 12/25/12 + $10.00
Purchase 11/14/12 - $8.88
Purchase 10/20/12 - $5.25
Gift from Lee Linden 10/10/12 + $25.00

DISCOVER

Unique network assets deliver another collaboration
• Facebook launched the Facebook Gift card program on January 31, 2013
• The Facebook Card will serve as a single access device to multiple merchant gift monies, stored in separate “purse” accounts
• Program provides consumer choice

2013 Financial Community Briefing Mark Graf EVP & Chief Financial Officer

Financial drivers – the year ahead
• Targeting greater than industry average card loan growth
• Investing in growth opportunities while maintaining core expense discipline
• Funding benefit from low rate environment continues to help offset card yield compression
• Continuing to diversify funding and maintaining robust liquidity
• Capital supports growth, dividend actions and share repurchase

Key long-term targets
Note(s)
1. Tier 1 common capital (non-GAAP measure) as a percent of risk-weighted assets under Basel I; see appendix for reconciliation
Growth
Rate
Card Receivables 2 - 5%
Other Consumer Lending 5 - 10%
Payments Volume 10%+
Tier 1 Common Ratio
(1)
~9.5%
ROE 15%+

Strong calendar year 2012 financial performance
• Net interest income
increased due to loan growth
and margin expansion
• Less benefit from reserve
releases offset by lower
charge-offs
• Operating expense
increased due to legal
expenses, launch of home
loans and other
($MM, except per share data)CY2011CY2012B /$4,900$5,4212,2032,269
Net Interest Income$4,900$5,4212,2032,269 Other Operating Revenue2,2032,269
($MM, except per share data) CY2011 CY2012
$ %
Net Interest Income $4,900 $5,421 $521 11%
Other Operating Revenue 2,203 2,269 66 3%
Total Revenue $7,103 $7,690 $587 8%
Net Charge-offs $2,012 $1,309 $703 35%
Reserve Changes build/(release) (1,033) (457) (576) (56%)
Provision for Loan Loss $979 $852 $127 13%
Operating Expenses $2,562 $3,074 ($512) (20%)
Pretax Income $3,562 $3,764 $202 6%
Net Income (Loss) $2,260 $2,351 $91 4%
Diluted EPS $4.13 $4.50 $0.37 9%
ROE 30% 26% -400 bps
B / (W)

Average Average
($MM) Balance Rate Balance Rate
Loan receivables $53,971 11.69% $58,336 11.38%
Other interest-earning assets 10,772 0.68% 12,523 0.77%
Total interest-earning assets $64,743 9.86% $70,859 9.50%
Interest bearing deposits $36,563 2.67% $41,308 2.01%
Borrowings 18,625 2.70% 19,145 2.52%
Total interest-bearing liabilities $55,188 2.68% $60,453 2.21%
NIM on receivables 9.08% 9.29%
NIM on interest-earning assets 7.57% 7.65%
CY2012 CY2011
Net interest margin remains above business model target
• Lower funding costs more
than offset yield compression
• Net Interest Margin Outlook:
– Expected to remain
above normalized range
of 8.5-9.0% for 2013

$3.7
$2.0
$1.3
2010 2011 2012
Net Principal Charge-Off Reserve Release
Expect near-term stabilization in credit
Note(s)
1. Periods prior to 2010 are as adjusted for FAS 166/167
Credit Card
30+ Delinquency Rates (%)
4Q12
Provision for Loan Losses ($Bn)
Source Discover, calendar year
0%
1%
2%
3%
4%
5%
6%
1Q08 4Q09 3Q11
(1)

$2.6
$3.1
$3.1
2011 2012 2013E
Expenses driven by a purposeful increase in investments
for future growth
Total Expense ($Bn)
2013 Expense
Growth Categories
Note(s)
• Full-year impact of home loans and
launch of home equity
• Additional card marketing
• Technology investments
• Network partnerships
Efficiency
Ratio
(2)
36% 40% --
$2.9
(1)
Targeting normalized efficiency ratio of 38%+/- for the total company
Adjusted for $216 million of legal expenses incurred in 2012 and associated primarily with the CFPB and FDIC consent order
Defined as reported noninterest expense divided by total revenue (net interest income and noninterest income)
1.
2.

$0.8
$2.0
$0.3
$0.0
$2.3
$1.0
$1.0
$0.0
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
$2.8
$3.6
$4.1
$2.8
$1.2
$1.9
$1.8
$1.3
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
High rate time deposits continue to roll off
Maturity Schedule through 2014 ($Bn)
(1)
Note(s)
1. Based on liabilities on the balance sheet as of 12/31/12; excludes expected new issuances and FDIC costs
2. Floating rate ABS is based on market rate estimates as of 2/28/13
1.6% 2.1% 3.6% 2.2% 1.8% 2.3% 2.3% 3.0%
Brokered
Direct
Avg. Rate
(2)
Avg. Rate
0.7% 2.6% 0.7% NA 0.7% 0.8% 0.8% NA

8.3
6.8
10.5
12/31/12
60%
30%
35%
23%
5%
47%
Spin (6/30/07) 12/31/12
Continuing to strengthen and diversify funding sources
while maintaining robust liquidity
Direct Deposits
ABS and Other
Brokered Deposits
Funding Mix ($Bn)
Fed Discount
Window
ABCP Open Lines
Liquidity Reserve
Contingent Liquidity Sources ($Bn)
$60.2
$49.7
Note(s)
1. Includes affinity deposits
$25.6
Post-12/31/12:
Issued $750MM
5-year Sr. Bank
Notes at 2.00%
Coupon
(1)

13.6%
12.7%
11.9%
11.1%
11.0% 11.0%
DFS C AXP BAC JPM COF
Excess capital can drive shareholder returns
Note(s)
1. Tier 1 common capital (non-GAAP measure) as a percent of risk-weighted assets under
Basel I; see appendix for reconciliation
• Despite excess capital, generating
returns above 15% ROE target
• Returned ~$1.4Bn in capital to
shareholders in 2012 through share
repurchases and dividends
– Repurchased 6% of shares
– Increased dividend 40%
• Will deploy excess capital through
– Organic growth
– Dividend actions
– Share repurchases
– Disciplined acquisitions
26% 4% 23% 2% 12% 9% ROE
Source SNL, regulatory filings.  Calendar year 2012 return on equity (ROE)
4Q12 Tier 1 Common Ratio
(1)

Well positioned for 2013
• Greater than industry average card loan growth
• Net interest margin expected to be above target
• Expenses driven by prudent investments for growth
• Card delinquency trends are not indicating a change in credit environment
• Capital position / generation supports growth, dividend actions, share repurchases and potential acquisitions

2013 Financial Community Briefing David Nelms Chairman & Chief Executive Officer

DISCOVER®

DISCOVER
it
Game Changer.

DISCOVER
DISCOVER
Debit

DISCOVER
PayPal

The leading direct bank and payments partner

2013 Financial Community Briefing

98 Appendix

Reconciliation of GAAP to Non-GAAP data
(unaudited, $ in billions, calendar year data) 12/31/10 12/31/11 12/31/12
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (ending loans)
$3.1 $5.2 $4.7
Adjustment for Purchase Accounting Discount 0.6 0.5 0.3
Contractual Value Purchased (Private) Credit Impaired Student Loans (ending loans)
(1)
$3.7 $5.7 $5.0
GAAP Private Student Loans (ending loans) 1.0 2.1 3.1
Contractual Value Private Student Loans (ending loans)
(1)
$4.7 $7.8 $8.1
Twelve Months Ended
(unaudited, $ in billions, calendar year data) 12/31/12
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (average loans)
$5.0
Adjustment for Purchase Accounting Discount 0.4
Contractual Value Purchased (Private) Credit Impaired Student Loans (average loans)
(1)
$5.4
GAAP Private Student Loans (average loans) 2.6
Contractual Value Private Student Loans (average loans)
(1)
$8.0
Twelve Months Ended
(unaudited, $ in millions, calendar year data) 12/31/12
GAAP Private Student Loan Net Principal Charge-offs
$19.8
Adjustment for Purchased (Private) Credit Impaired Student Loans Net Principal Charge-offs 70.8
Contractual Private Student Loan Net Principal Charge-offs
(2)
$90.6
Twelve Months Ended
(unaudited, $ in millions, calendar year data) 12/31/12
Card Pretax Income $3,295
Non-Card Pretax Income 291
GAAP Direct Banking Pretax Income $3,586
Card Pretax Income $3,295
Card Reserve Changes 488
Card Pretax Income (Excluding Reserve Changes) $2,807
GAAP Average Card Receivables $47,539
Card Pretax Return on Assets (Excluding Reserve Changes)
(3)
5.9%
Note(s):
1. The contractual value of the purchased private student loan portfolio is a non-GAAP measure and represents purchased private student loans excluding the purchase accounting discount. The contractual value of the private student loan portfolio is meaningful to investors to understand total outstanding student loan balances without the purchase accounting discount.
2. Contractual private student loan net principal charge-offs is a non-GAAP measure and include net charge-offs on purchase credit impaired loans. Under GAAP any losses on such loans are charged against the nonaccretable difference established in purchased credit impaired accounting and are not reported as charge-offs. Contractual net principal charge-offs is meaningful to investors to see total portfolio losses.
3. Card pre-tax return on assets excluding loss reserve changes is a non-GAAP measure and represents the pre-tax earnings of Discover's U.S. credit card business excluding changes to the allowance for loan loss reserve.  Card pre-tax return on assets excluding loss reserve changes is a meaningful measure to investors because it provides a competitive performance benchmark.

Reconciliation of GAAP to Non-GAAP data (cont’d)
(unaudited, $ in millions, calendar year data) 12/31/2012
Tier 1 Common Equity Reconciliation
Total Shareholders' Equity $9,313
Effect of certain items in Accumulated
  Other Comprehensive Income (Loss)
excluded from Tier 1 Common Equity 72
Less: Ineligible Goodwill and
Intangible Assets (475)
Total Tier 1 Common Equity
(1)
$8,910
Risk Weighted Assets $65,522
Tier 1 Common Ratio
(2)
13.6%
Note(s):
2. Tier 1 Common Capital Ratio represents tier 1 common equity, a non-GAAP measure, divided by risk-weighted assets.
1. Tier 1 common equity, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier
1 common equity, less goodwill and intangibles. Other financial services companies may also use tier 1 common equity and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common equity of different companies. Tier 1 common equity is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital. Additionally, proposed international banking capital standards (Basel III) include measures that rely on the tier
1 common capital ratio.